Exhibit 10.47

***  Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

under 17 C.F.R. Sections 200.800(b)(4)

and 240.24b-2.

Amendment to License Agreement

This Amendment made this 20th day of February 2006 (the “Effective Date”) is by and between AnGes MG, Inc., a corporation with its principal executive offices located at 7-7-15, Saito-Asagi, Ibaraki, Osaka, 567-0085, Japan (“Anges”), and VICAL Incorporated, a Delaware corporation having its principal place of business at 10390 Pacific Center Court, San Diego, California 92121, USA (“VICAL”).

WHEREAS, VICAL and Anges entered into a License Agreement (“Agreement”) dated May 24, 2005; and

WHEREAS, the parties now wish to revise certain provision of the Agreement as provided below to eliminate a patent application [***] from, and to add two patent applications [***] and [***] to, the Patent Rights.

NOW THEREFORE, the parties agree as follow:

1.	VICAL and Anges agree to amend Exhibit A of the Agreement as described in Exhibit A attached hereto, pursuant to Section 10.1 of the Agreement.

IN WITNESS WHEREOF, both VICAL and Anges have executed this Amendment by their respective and duly authorized officers on the day and year written. This Amendment is effective as of the Effective Date.

Vical Incorporated		AnGes MG, Inc.

By:	/s/ Vijay B. Samant	By:	/s/ Ei Yamada, Ph. D.

Date:	February 20, 2006	Date:	February 20, 2006

Name:	Vijay B. Samant	Name:	Ei Yamada, Ph. D.

Title:	President and Chief Executive Officer	Title:	CEO

***  Confidential Treatment Requested

Exhibit A

United States

[***]

[***]

[***]

[***]

[***]

US [***] is specifically excluded, but the continuations [***] and

[***] are included.

Japan

[***]

Europe

[***]

Canada

[***]

*** Confidential Treatment Requested